UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2013, Toys “R” Us, Inc. (the “Company”) announced that Mr. Gerald L. Storch will transition from his role as Chief Executive Officer of the Company, while remaining as Chairman of the Board of the Company. The Company is commencing a search for a successor Chief Executive Officer and Mr. Storch will continue in his position as Chief Executive Officer during the transition period.

In connection with the transition, the Company and Mr. Storch have agreed, among other things, that (i) when Mr. Storch ceases serving as CEO, Mr. Storch’s separation from the Company will be treated under his employment agreement and stock compensation plans in a manner consistent with a separation from service with the Company by Mr. Storch for good reason or by the Company without cause, as applicable (as defined in the employment agreement and equity documents), he may sell to the Company the stock in the Company that he has previously purchased at fair market value on the date of sale, and he may exercise his options on a cashless basis to cover both the exercise price and statutory tax withholdings and (ii) the two-year non-compete period under his employment agreement commenced on February 7, 2013. For a description of Mr. Storch’s employment agreement and the terms of certain payments to be made under his employment agreement and in respect of his stock and options upon a separation from service by Mr. Storch for good reason, see pages 129, 132, 133 and 134 in the Company’s Form 10-K for the year ended January 31, 2012 and pages 21 and 22 in the Company’s Form 10-Q for the period ended October 27, 2012, which descriptions are incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

A press release announcing the transitioning of Mr. Storch’s role as Chief Executive Officer was issued by the Company on February 13, 2013 and is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Exhibits and Financial Statements.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued on February 13, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYS“R”US, INC.

By:	/s/David J. Schwartz

Name:	David J. Schwartz
Title:	Executive Vice President –
General Counsel & Corporate Secretary

Date: February 13, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 13, 2013.